UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                _________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 3, 2005



                           DECKERS OUTDOOR CORPORATION
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)


           0-22446                               95-3015862
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  (Commission File Number)           (I.R.S Employer Identification No.)


     495A South Fairview Avenue, Goleta, California       93117
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         (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code:        (805) 967-7611
                                                        ------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Ac
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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

Item 7.01.     Regulation FD Disclosure.


     On June 3, 2005, Deckers Outdoor Corporation issued a press release updating its earnings guidance for the quarter ending June 30, 2005 and the fiscal year ending December 31, 2005. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.


     The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and will not be treated as "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section. This information will not be deemed incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this Item 7.01 or to
Exhibit 99.1. The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Report contains is material investor information that is not otherwise publicly available.

Item 9.01.     Financial Statements and Exhibits.

        (c)      Exhibits.

                 Exhibit No.                  Description
                 -----------                  -----------

                        99.1                  Press release, dated June 3, 2005


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Deckers Outdoor Corporation

 Date:  June 3, 2005              By:      /s/ M. Scott Ash
                                           -------------------------------------
                                           M. Scott Ash, Chief Financial Officer


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

                                  Exhibit Index
                                  -------------

 Exhibit No.                        Description
 -----------                        -----------


 99.1                               Press release, dated June 3, 2005

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